UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

KCS Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13781 (Commission File Number)	22-2889587 (IRS Employer Identification No.)

5555 San Felipe, Suite 1200 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant's telephone number, including area code: (713) 877-8006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On May 5, 2005, KCS Energy, Inc. (“KCS”) issued a press release reporting financial and operating results for the first quarter ended March 31, 2005. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

        In addition to disclosing financial results in accordance with generally accepted accounting principles (“GAAP”), the press release presents cash flow before net changes in assets and liabilities, a non-GAAP financial measure. The components of the non-GAAP financial measure are computed by using amounts that are determined in accordance with GAAP. Cash flow before net changes in assets and liabilities is net income adjusted for depreciation, depletion and amortization, amortization of deferred revenue, non-cash losses on derivative instruments, deferred income taxes, accretion of asset retirement obligation, and other non-cash charges and credits, net. KCS has provided in the press release a reconciliation of cash flow before net changes in assets and liabilities to net income and net cash provided by operating activities, which are the most directly comparable GAAP financial measures.

        While cash flow before net changes in assets and liabilities should not be considered in isolation or as a substitute for net income, operating income, net cash provided by operating activities or other income or cash flow data prepared in accordance with GAAP or as an indication of KCS’ financial performance or liquidity under GAAP, it is presented because KCS believes that it provides useful information to investors with respect to its ability to meet future debt service, capital expenditure commitments and working capital requirements. Cash flow before net changes in assets and liabilities as presented in the press release may not be comparable to similarly titled measures of other companies.

        In accordance with General Instruction B.2. of Form 8-K, the information in this report and Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section.. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by KCS under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	KCS Energy, Inc. Press Release dated May 5, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2004	KCS ENERGY, INC. /s/ Frederick Dwyer Frederick Dwyer Vice President, Controller and Secretary

EXHIBIT INDEX

Exhibit 99.1	Description KCS Energy, Inc. Press Release dated May 5, 2005.